FORM OF
                           RESTRICTED STOCK AGREEMENT


                                 PURSUANT TO THE
                              COMMUNITY FIRST BANK

                           2005 RESTRICTED STOCK PLAN
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                           FOR OFFICERS AND EMPLOYEES

     This Agreement shall constitute an award of Restricted Stock ("Award") for a total of _______ shares of Common Stock of Community First Bancorp, Inc. (the "Corporation"), which is hereby granted to ____________________ (the "Participant") at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Community First Bank 2005 Restricted Stock Plan (the "Plan") adopted by Community First Bank (the"Bank") which is incorporated by reference herein, receipt of which is hereby acknowledged.

     1.  PURCHASE  PRICE.  The  purchase  price for each  share of Common  Stock
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awarded by this Agreement is $0.00.

     2. VESTING OF PLAN  AWARDS.  The Award of such Common Stock shall be deemed
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earned and non-forfeitable in accordance with the provisions of the Plan, provided the holder of such Award is an employee, director or director emeritus of the Bank as of such date, as follows:

          (a) SCHEDULE OF VESTING OF AWARDS.

                                       Number            Percentage of Total Shares
                                        of                  Awarded Which Are
          Date                         Shares                 Non-forfeitable
          ----                         ------                 ---------------

Upon Grant                               0                         0%
As of May 19, 2006...............      416                        20%
As of May 19, 2007...............      416                        40%
As of May 19, 2008...............      416                        60%
As of May 19, 2009...............      417                        80%
As of May 19, 2010...............      417                        100%

          (b) RESTRICTIONS ON AWARDS. This Award may not be delivered to the recipient if the issuance of the Shares pursuant to the Award would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Participant's receipt of this Award, the Bank may require the person receiving this Award to make any representation and warranty to the Bank as may be required by any applicable law or regulation.

     3.  NON-TRANSFERABILITY  OF AWARD. This Award may not be transferred in any
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manner prior to such Award, or portion thereof, being deemed earned and non-forfeitable. Notwithstanding anything herein or in the Plan to the contrary, all Shares subject to an Award held by a Participant whose employment or service with the Bank or the Corporation terminates due to death shall be deemed 100% earned and non-forfeitable as of the Participant's last date of employment or service with the Corporation or the Bank and shall be distributed as soon as practicable thereafter to the Beneficiary as set forth in accordance with the Plan.

     4. OTHER  RESTRICTIONS ON AWARD.  This Award shall be subject to such other
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restrictions and limitations as are contained in the Plan or as determined by the Plan Committee administering such Plan. Such Award shall be immediately 100% earned and non-forfeitable upon death or Disability (as determined by the Plan Committee) of the Participant or upon a Change in Control of the Corporation or the Bank.


                                              Community First Bank



Date of Grant:     May 19, 2005               By: ____________________________



Attest:


________________________________
[SEAL]

PARTICIPANT ACKNOWLEDGEMENT



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PARTICIPANT                                          DATE

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